POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about April 30, 2011 relating to the reorganization of the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of April, 2011.

                                     /s/ PHILLIP R. COX
                                     ------------------------------
                                     PHILLIP R. COX
                                     Trustee

STATE OF Ohio               )
                            ) ss:
COUNTY OF Hamilton          )

On the 19th day of April, 2011, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 19th day of April, 2011.

                                      /s/ Marybeth Maloney
                                      -----------------------------
                                      Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON her attorney for her and in her name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about April 30, 2011 relating to the reorganization of the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of April, 2011.


                                     /s/ SUSAN J. HICKENLOOPER
                                     ------------------------------
                                     SUSAN J. HICKENLOOPER
                                     Trustee

STATE OF Florida            )
                            ) ss:
COUNTY OF Indian River      )

On the 15th day of April, 2011, personally appeared before me, SUSAN J. HICKENLOOPER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 15th day of April, 2011.

                                     /s/ Jacqueline A. Murphy
                                     ------------------------------
                                     Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about April 30, 2011 relating to the reorganization of the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of April, 2011.


                                         /s/ H. JEROME LERNER
                                         ------------------------------
                                         H. JEROME LERNER
                                         Trustee

STATE OF Florida            )
                            ) ss:
COUNTY OF Palm Beach        )

On the 15th day of April, 2011, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 15th day of April, 2011.

                                         /s/ Helen D. England
                                         ------------------------------
                                         Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about April 30, 2011 relating to the reorganization of the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of April, 2011.


                                     /s/ DONALD C. SIEKMANN
                                     ------------------------------
                                     DONALD C. SIEKMANN
                                     Trustee

STATE OF Ohio               )
                            ) ss:
COUNTY OF Hamilton          )

On the 15th day of April, 2011, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 15th day of April, 2011.

                                      /s/ Jennifer L. Hughes
                                      -----------------------------
                                      Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON his attorney for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about April 30, 2011 relating to the reorganization of the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of April, 2011.


                                          /s/ JOHN P. ZANOTTI
                                          -----------------------------
                                          JOHN P. ZANOTTI
                                          Trustee

STATE OF Ohio              )
                           ) ss:
COUNTY OF Hamilton         )

On the 15th day of April, 2011, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 15th day of April, 2011.

                                          /s/ Beth A. Henderson
                                          -----------------------------
                                          Notary Public